UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2002

AMERICA ONLINE LATIN AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 689-3000

Item 5. Other Events and Regulation FD Disclosure.

On December 18, 2002, America Online Latin America, Inc. issued a press release entitled “America Online Latin America And Banco Itau Reaffirm Strategic Partnership.” The press release, which is attached hereto as Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD. On December 14, 2002, America Online Latin America, Inc. entered into a Memorandum of Agreement by and among America Online Latin America, Inc., AOL Brasil Ltda. and Banco Itau S.A., dated as of December 14, 2002, a copy of which is attached hereto as Exhibit 10.1 and is filed and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

Exhibit 10.1*:	Memorandum of Agreement by and among America Online Latin America, Inc., AOL Brasil Ltda. and Banco Itau S.A., dated as of December 14, 2002.

Exhibit 99.1:	Press Release, dated December 18, 2002, entitled “America Online Latin America And Banco Itau Reaffirm Strategic Partnership”

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Online Latin America, Inc.

(Registrant)

Date: December 17, 2002	/s/ Charles M. Herington

Charles M. Herington President and Chief Executive Officer

Index to Exhibits

Exhibit 10.1*:	Memorandum of Agreement by and among America Online Latin America, Inc., AOL Brasil Ltda. and Banco Itau S.A., dated as of December 14, 2002.

Exhibit 99.1:	Press Release, dated December 18, 2002, entitled “America Online Latin America And Banco Itau Reaffirm Strategic Partnership”

*	Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and filed separately with the Securities and Exchange Commission.